SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 19, 2007
VULCAN MATERIALS COMPANY
(Exact name of registrant as specified in its charter)

New Jersey	1-4033	63-0366371
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
1200 Urban Center Drive
Birmingham, Alabama 35242
(Address of principal executive offices) (zip code)
(205) 298-3000
Registrant’s telephone number, including area code:
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-2.1: AGREEMENT AND PLAN OF MERGER
EX-10.1: SUPPORT AGREEMENT
EX-10.2: SHAREHOLDERS AGREEMENT
EX-99.1: PRESS RELEASE
EX-99.2: TRANSCRIPT OF INVESTOR CONFERENCE CALL
EX-99.3: SLIDE SHOW PRESENTATION

Item 1.01 Entry into a Material Definitive Agreement
          On February 19, 2007, Vulcan Materials Company, a New Jersey corporation (“Vulcan Materials”), Florida Rock Industries, Inc., a Florida corporation (“Florida Rock”), Virginia Holdco, Inc., a New Jersey corporation and wholly owned subsidiary of Vulcan Materials (“Holdco”), Virginia Merger Sub, Inc., a New Jersey corporation and wholly owned subsidiary of Holdco (“Virginia Merger Sub”), and Fresno Merger Sub, Inc., a Florida corporation and wholly owned subsidiary of Holdco (“Fresno Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, subject to the satisfaction or waiver of the conditions therein, (i) Fresno Merger Sub will merge with and into Florida Rock (the “Florida Rock Merger”), with Florida Rock surviving such merger as the surviving corporation, and (ii) Virginia Merger Sub will merge with and into Vulcan Materials (the “Vulcan Merger”, and together with the Florida Rock Merger, the “Mergers”), with Vulcan Materials surviving such merger as the surviving corporation.
          Upon the consummation of the Mergers, (i) Florida Rock will become a wholly owned subsidiary of Holdco (which will be renamed “Vulcan Materials Company”), (ii) Vulcan Materials will become a wholly owned subsidiary of Holdco and will be renamed “VMC Corp.”, (iii) each share of Florida Rock common stock issued and outstanding immediately prior to the consummation of the Mergers will, at the election of the holder thereof and subject to pro-ration as described in the following paragraph, be converted into the right to receive (x) $67.00 in cash (the “Cash Consideration”) or (y) 0.63 of a share of common stock of Holdco, (the “Stock Consideration”), and (iv) each share of Vulcan Materials common stock will be automatically converted into one share of Holdco common stock.
          The Merger Agreement provides that, in the aggregate, 70% of the Florida Rock common stock issued and outstanding immediately prior to the consummation of the Mergers will be converted into the right to receive the Cash Consideration and 30% of the Florida Rock common stock issued and outstanding immediately prior to the consummation of the Mergers will be converted into the right to receive the Stock Consideration. In the event that the Cash Consideration or Stock Consideration is oversubscribed, the undersubscribed form of consideration will be payable to holders not making any election, and the consideration payable to holders electing to receive the more popular form of consideration will be ratably adjusted.
          The transaction is conditioned upon clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, approval of the Florida Rock Merger by the Florida Rock shareholders and other customary closing conditions.
          In connection with the Mergers, Vulcan Materials entered into a support agreement (the “Support Agreement”) with certain members and affiliates of the Baker family, pursuant to which such members and affiliates have agreed to vote certain of their shares of Florida Rock common stock in favor of the Florida Rock Merger and to elect to receive Stock Consideration with respect to certain of those shares. Vulcan Materials, Holdco, and certain members and affiliates of the Baker family have also entered into a shareholders agreement (the “Shareholders Agreement”), to be effective following the closing of the Mergers, in which such members and affiliates of the Baker family agree, among other things, for a specified period following the closing not to transfer any beneficially owned shares of Holdco common stock received in the Mergers to a third party and certain other limitations on transfer and voting.
          The Merger Agreement has been filed as an exhibit to this Form 8-K to provide you with information regarding the terms of the agreement and is not intended to modify or supplement any factual disclosures about Vulcan Materials or Florida Rock in Vulcan Materials’ public reports filed with the SEC. In particular, the Merger Agreement and related summary are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to Vulcan Materials and Florida Rock. The representations and warranties have been negotiated with the principal purpose of establishing the circumstances in which a party may have the right not to close the transaction if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocates risk between the parties, rather than establishing matters as facts. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to shareholders.

          The foregoing descriptions of the Merger Agreement, the Support Agreement and the Shareholders Agreement do not purport to be complete, and are qualified in their entirety by reference to such agreements, copies of which are filed as Exhibits 2.1, 10.1 and 10.2 hereto, respectively, and are incorporated herein by reference.
Important Information
          This document may be deemed to be solicitation material in respect of the proposed transaction. In connection with the proposed transaction, a registration statement on Form S-4 will be filed with the SEC. SHAREHOLDERS OF FLORIDA ROCK ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The final proxy statement/prospectus will be mailed to shareholders of Florida Rock. Investors and security holders will be able to obtain the documents free of charge at the SEC’s website, www.sec.gov, and from www.vulcanfloridarock.com, www.vulcanmaterials.com or www.flarock.com.
          Vulcan Materials, Florida Rock and their respective directors and executive officers and other members of management and employees may be deemed to participate in the solicitation of proxies in respect of the proposed transaction. Information regarding Vulcan Materials’ directors and executive officers is available in Vulcan Materials’ proxy statement for its 2006 annual meeting of shareholders, which was filed with the SEC on April 13, 2006, and information regarding Florida Rock’s directors and executive officers is available in Florida Rock’s proxy statement for its 2007 annual meeting of shareholders, which was filed with the SEC on December 7, 2006. Additional information regarding the interests of such potential participants will be included in the proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.
Item 8.01 Other Events
     On February 19, 2007, Vulcan Materials and Florida Rock announced that they had entered into the Merger Agreement by press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.
     On February 20, 2007, Vulcan Materials and Florida Rock held an Investor Conference Call to discuss the Mergers. A transcript of the conference call and a copy of the slide show presentation referenced and made available in connection with the conference call are attached hereto as Exhibits 99.2 and 99.3, respectively, and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits:

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of February 19, 2007, by and among Vulcan Materials Company, Florida Rock Industries, Inc., Virginia Holdco, Inc., Virginia Merger Sub, Inc. and Fresno Merger Sub, Inc.

10.1	Support Agreement, dated as of February 19, 2007, by and among Vulcan Materials Company, Baker Holdings, L.P., Edward L. Baker Living Trust, Edward L. Baker, John D. Baker II Living Trust and Anne D. Baker Living Trust.

Exhibit No.	Description

10.2	Shareholders Agreement, dated as of February 19, 2007, by and among Vulcan Materials Company, Baker Holdings, L.P., Edward L. Baker Living Trust, Edward L. Baker, John D. Baker II Living Trust and Anne D. Baker Living Trust.

99.1	Press release dated February 19, 2007 issued by Vulcan Materials Company and Florida Rock Industries, Inc.

99.2	Transcript of Investor Conference Call held on February 20, 2007.

99.3	Slide show presentation referenced and made available in connection with the Investor Conference Call held on February 20, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

VULCAN MATERIALS COMPANY (Registrant)
Dated: February 20, 2007	By:	/s/ William F. Denson, III
William F. Denson, III

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of February 19, 2007, by and among Vulcan Materials Company, Florida Rock Industries, Inc., Virginia Holdco, Inc., Virginia Merger Sub, Inc. and Fresno Merger Sub, Inc.

10.1	Support Agreement, dated as of February 19, 2007, by and among Vulcan Materials Company, Baker Holdings, L.P., Edward L. Baker Living Trust, Edward L. Baker, John D. Baker II Living Trust and Anne D. Baker Living Trust.

10.2	Shareholders Agreement, dated as of February 19, 2007, by and among Vulcan Materials Company, Baker Holdings, L.P., Edward L. Baker Living Trust, Edward L. Baker, John D. Baker II Living Trust and Anne D. Baker Living Trust.

99.1	Press release dated February 19, 2007 issued by Vulcan Materials Company and Florida Rock Industries, Inc.

99.2	Transcript of Investor Conference Call held on February 20, 2007.

99.3	Slide show presentation referenced and made available in connection with the Investor Conference Call held on February 20, 2007.